Registration No. 333-171034

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

RTI INTERNATIONAL METALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	52-2115953
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Westpointe Corporate Center One

1550 Coraopolis Heights Road, Fifth Floor

Pittsburgh, PA 15108

(412) 893-0026

(Address, Including Zip Code, and Telephone Number, Including Area Code,

of Registrant’s Principal Executive Offices)

See Table of Additional Registrants Below

Chad Whalen, Esq.

General Counsel, Secretary and Senior Vice President

RTI International Metals, Inc.

Westpointe Corporate Center One

1550 Coraopolis Heights Road, Fifth Floor

Pittsburgh, PA 15108

(412) 893-0026

(Name, Address, Including Zip Code, and Telephone Number,

Including Area Code, of Agent for Service)

Copies to:

Jennifer R. Minter, Esq.

Buchanan Ingersoll & Rooney PC

301 Grant Street, 20th Floor

Pittsburgh, PA 15219

Telephone: (412) 562-8444

Fax: (412) 562-1041

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check One):

Large Accelerated Filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, par value $0.01 per share	(1)	(1)	(1)	$0(1)
Preferred Stock, no par value	(1)	(1)	(1)	$0(1)
Debt Securities	(1)	(1)	(1)	$0(1)
Warrants	(1)	(1)	(1)	$0(1)
Purchase Contracts	(1)	(1)	(1)	$0(1)
Units	(1)	(1)	(1)	$0(1)
Depository Shares	(1)	(1)	(1)	$0(1)
Guarantees of Debt Securities(2)	(1)	(1)	(1)	$0(1)

(1)	An unspecified amount of securities of each identified class of securities to be registered is being registered for possible issuance from time to time at indeterminate prices pursuant to this registration statement. The registrant is deferring payment of the registration fee pursuant to Rule 456(b) and is omitting this information in reliance on Rule 456(b) and Rule 457(r).
(2)	Guarantees of Debt Securities may be issued by those direct and indirect subsidiaries of RTI International Metals, Inc. listed on the following page under the caption “Table of Additional Registrants.” No separate consideration will be received for the guarantees of the debt securities being registered. Pursuant to Rule 457(n), no separate registration fee is payable in respect of the regulation of the guarantees.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Additional Registrant as Specified in its Charter	Jurisdiction of Organization	I.R.S. Employer Identification Number
RMI Titanium Company	Ohio	31-0875005
Extrusion Technology Corporation of America	Ohio	34-1767314
RTI Finance Corp.	Ohio	26-1167569
RTI Martinsville, Inc.	Ohio	26-1247355
RTI Remmele Medical, Inc.	Minnesota	41-0849894
RTI Remmele Engineering, Inc.	Minnesota	41-0691914

Each additional registrant is a wholly-owned direct or indirect domestic subsidiary of RTI International Metals, Inc. The address and telephone number of each additional registrant’s principal office is c/o RTI International Metals, Inc., Westpointe Corporate Center One, 1550 Coraopolis Heights Road, Fifth Floor, Pittsburgh, PA 15108, telephone (412) 893-0026. The name, address and telephone number of the agent for service for each additional registrant is Chad Whalen, General Counsel, Secretary and Senior Vice President, RTI International Metals, Inc., Westpointe Corporate Center One, 1550 Coraopolis Heights Road, Fifth Floor, Pittsburgh, PA 15108, telephone (412) 893-0026.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-171034) of RTI International Metals, Inc. is being filed to: (i) add RTI Remmele Medical, Inc. and RTI Remmele Engineering, Inc. (the “New Additional Registrants”) to those direct and indirect subsidiaries of RTI International Metals, Inc. on the preceding page under the caption “Table of Additional Registrants” (such subsidiaries are referred to herein as the “Subsidiary Guarantors”) as co-registrants to the Registration Statement to allow such Subsidiary Guarantors to guarantee Debt Securities of RTI International Metals, Inc. covered by the Registration Statement (such guarantees are referred to herein as “Guarantees of Debt Securities”), (ii) add such Guarantees of Debt Securities by the New Additional Registrants to the Registration Statement, (iii) update the information in Part II with respect to the addition of the Subsidiary Guarantors, and (iv) file or incorporate by reference additional exhibits to the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The following table sets forth the expenses, other than underwriting discounts and commissions, payable by us in connection with the offerings described in this Registration Statement.

SEC Registration Fee	$		*
Trustee’s Fees and Expenses		*	*
Printing and Engraving Fees and Expenses		*	*
Accounting Fees and Expenses		*	*
Legal Fees		*	*
Rating Agency Fees		*	*
Miscellaneous		*	*
Total Expenses	$	*	*

*	The registrant is deferring payment of the registration fee in reliance on Rule 456(b) and Rule 457(r) under the Securities Act.
**	An estimate of the aggregate expenses in connection with the sale and distribution of the securities being offered will be included in the applicable prospectus supplement.

Item 15. Indemnification of Directors and Officers.

The following summary is qualified in its entirety by reference to the complete text of any statutes referred to below and the articles of incorporation and code of regulations of RTI International Metals, Inc.

The Company’s Code of Regulations effectively provide that the Company, to the full extent permitted by Section 1701.13 of the Ohio Revised Code, as amended from time to time (“Section 1701.13”), shall indemnify all directors and officers of the Company and may indemnify all employees, representatives and other persons as permitted pursuant thereto.

Section 1701.13 of the Ohio Revised Code permits a corporation to indemnify its officers, directors and employees (other than in certain cases involving bad faith, negligence or misconduct) from and against any and all claims and liabilities to which he or she may become subject by reason of his or her position, or acts or commissions in such position, including reasonable costs of defense and settlements (except in connection with shareholder derivative suits, where indemnification is limited to the costs of defense). Ohio law also permits corporations to provide broader indemnification than that provided by statute, and as a result, we have entered into a separate indemnification agreement with our directors and certain officers to provide additional indemnification rights to them.

Section 302A.521of the Minnesota Business Corporation Act (the “MBCA”) generally provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, and reasonable expenses incurred by the person in connection with the proceeding, if the person has not been indemnified by another with respect to the same acts or omissions, acted in good faith, received no improper personal benefit, in the case of a criminal proceeding had no reasonable cause to believe the conduct was unlawful, and in the case of acts or omissions occurring in the official capacity as a director, officer or employee of the company, reasonably believed that the conduct was in the best interests of the corporation, or in the case of acts or omissions occurring in the official capacity serving as a director, officer or employee at the request of the company, reasonably believed that the conduct was not opposed to the best interests of the corporation. If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the corporation, to payment or reimbursement by the corporation of reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the corporation of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in subdivision 2 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the corporation, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under this section.

The law of the state of incorporation and/or the provisions of the articles of incorporation, the bylaws or the code of regulations, as applicable, of all of the Subsidiary Guarantors listed in the “Table of Additional Registrants” included in the Registration Statement, provide for the limitation of liability and indemnification of officers, directors, managers and persons performing similar functions, as applicable, of the Subsidiary Guarantors similar to those described above.

RTI International Metals, Inc. maintains insurance policies under which its directors and officers and the directors and officers of the Subsidiary Guarantors are insured, within the limits and subject to the limitations of the policies, against expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been directors or officers of RTI International Metals, Inc. or the Subsidiary Guarantors.

Item 16. List of Exhibits.

Exhibit No.	Description of Exhibits

1.1	Form of Underwriting Agreement *

2.1	Amended and Restated Reorganization Agreement, incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-1 No. 33-30667 Amendment No. 1.

2.2	Stock Purchase Agreement by and among Aeromet International PLC, Aeromet Advanced Forming Limited and RTI Europe Limited, dated as of October 17, 2011, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K for the event dated October 17, 2011.

2.3	Stock Purchase Agreement by and among RTI International Metals, Inc., REI Delaware Holding, Inc., and REI Delaware Holding, LLC, dated as of January 9, 2012, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K for the event dated January 9, 2012.

2.4	Amendment No. 1 to Stock Purchase Agreement, dated February 13, 2012, by and among RTI International Metals, Inc., REI Delaware Holding, LLC, and REI Delaware Holding, Inc., incorporated by reference to Exhibit 2.4 to the Company’s Annual Report on form 10-K for the year ended December 31, 2011.

4.1	Form of Senior Debt Indenture by and among RTI International Metals, Inc. and The Bank of New York Mellon Trust Company, N.A., Trustee, incorporated by reference to Exhibit 4.8 to the Company’s Form S-3ASR No. 333-171034, filed December 8, 2010.

4.2	Form of Subordinated Indenture by and among RTI International Metals, Inc. and The Bank of New York Mellon Trust Company, N.A., Trustee, incorporated by reference to Exhibit 4.9 to the Company’s Form S-3ASR No. 333-171034, filed December 8, 2010.

4.3	Indenture, dated December 14, 2010 by and between RTI International Metals, Inc. and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K for the event dated December 14, 2010.

4.4	First Supplemental Indenture, dated December 14, 2010 by and between RTI International Metals, Inc., the Subsidiary Guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K for the event dated December 14, 2010.

4.5	Form of 3.000% Convertible Senior Notes due 2015, incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K for the event dated December 14, 2010.

4.6	Second Amended and Restated Credit Agreement dated May 23, 2012, incorporated by reference to

*	To be filed, if necessary, by amendment to the Registration Statement or as an exhibit to a document filed by the registrant and incorporated herein by reference.

Exhibit 10.1 to the Company’s Current Report on Form 8-K for the event dated May 23, 2012.

4.7	Second Supplemental Indenture, dated May 30, 2012 by and between RTI International Metals, Inc., REI Medical, Inc., Remmele Engineering, Inc. and the Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.1 to the Company’s Quarterly Report on form 10-Q for the quarter ended June 30, 2012.

5.1	Opinion and Consent of Buchanan Ingersoll & Rooney, PC.**

5.2	Opinion and Consent of Buchanan Ingersoll & Rooney, PC regarding the Guarantees of Debt Securities.***

12.1	Statement Re: Computation of Ratio of Earnings to Fixed Charges, incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

23.1	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.***

23.2	Consent of Buchanan Ingersoll & Rooney (included in Exhibit 5.1 and 5.2).

24.1	Powers of Attorney (included on signature page to the Registration Statement).

25.1	Statement of Eligibility of Trustee.**

Item 17. Undertakings.

Each of the undersigned Registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

**	Incorporated by reference to the same numbered exhibit to the Registration Statement on Form S-3 (333-171034) filed by the Registrant with the SEC on December 7, 2010.
***	Filed herewith.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities each undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of an undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned Registrant or used or referred to by the undersigned Registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about an undersigned Registrant or its securities provided by or on behalf of an undersigned Registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

Each of the undersigned Registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15 (d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of any of the Registrants pursuant to the foregoing provisions, or otherwise, each of the Registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned Registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, RTI International Metals, Inc. certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Commonwealth of Pennsylvania on April 11, 2013.

RTI INTERNATIONAL METALS, INC.

By:	/s/ William T. Hull
Name:	William T. Hull
Title:	Senior Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Dawne S. Hickton, William T. Hull, or Chad Whalen, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act separately and full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or his or her or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on this 11th day of April, 2013.

	Signature	Title

	* Daniel I. Booker	Director

	* Ronald L. Gallatin	Director

	* Charles C. Gedeon	Director

	* Robert M. Hernandez	Director

	* Edith E. Holiday	Director

	* Bryan T. Moss	Director

	Rokus L. van Iperen	Director

	* James A. Williams	Director

	* Dawne S. Hickton	Director, Vice Chair, President and Chief Executive Officer

	/s/ William T. Hull William T. Hull	Senior Vice President and Chief Financial Officer (principal accounting officer)

* By:	/s/ Chad Whalen
Chad Whalen Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, RMI Titanium Company certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Commonwealth of Pennsylvania on April 11, 2013.

RMI TITANIUM COMPANY

By:	/s/ James L. McCarley
Name:	James L. McCarley
Title:	Executive Vice President

Each of the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to sign and execute for me and on my behalf, any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either one of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments), whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on this 11th day of April, 2013.

Signature		Title

* Robert M. Hernandez		Director

/s/ James L. McCarley James L. McCarley		Director

/s/ Chad Whalen Chad Whalen		Director

* Dawne S. Hickton		Director and President & Chief Executive Officer

/s/ William T. Hull William T. Hull		principal financial and principal accounting officer

* By:	/s/ Chad Whalen Chad Whalen Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Extrusion Technology Corporation of America certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Commonwealth of Pennsylvania on April 11, 2013.

EXTRUSION TECHNOLOGY CORPORATION OF AMERICA

By:	/s/ James L. McCarley
Name:	James L. McCarley
Title:	President

Each of the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to sign and execute for me and on my behalf, any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either one of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments), whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on this 11th day of April, 2013.

Signature		Title

* Dawne S. Hickton		Director

/s/ Chad Whalen Chad Whalen		Director

/s/ James L. McCarley James L. McCarley		Director and President (principal executive officer)

/s/ William T. Hull William T. Hull		principal financial and principal accounting officer

* By:	/s/ Chad Whalen Chad Whalen Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, RTI Finance Corp. certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Commonwealth of Pennsylvania on April 11, 2013.

RTI FINANCE CORP.

By:	/s/ William T. Hull
Name:	William T. Hull
Title:	Vice President

Each of the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to sign and execute for me and on my behalf, any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either one of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments), whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on this 11th day of April, 2013.

Signature		Title

/s/ William F. Strome William F. Strome		Director

/s/ Chad Whalen Chad Whalen		Director

* Dawne S. Hickton		Director and President (principal executive officer)

/s/ William T. Hull William T. Hull		principal financial and principal accounting officer

* By:	/s/ Chad Whalen
Chad Whalen Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, RTI Martinsville, Inc. certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Commonwealth of Pennsylvania on April 11, 2013.

RTI MARTINSVILLE, INC.

By:	/s/ James L. McCarley
Name:	James L. McCarley
Title:	Vice President

Each of the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to sign and execute for me and on my behalf, any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either one of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments), whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on this 11th day of April, 2013.

Signature		Title

/s/ James L. McCarley James L. McCarley		Director

/s/ Chad Whalen Chad Whalen		Director

* Dawne S. Hickton		Director and President (principal executive officer)

/s/ William T. Hull William T. Hull		principal financial and principal accounting officer

* By:	/s/ Chad Whalen
Chad Whalen Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, RTI Remmele Medical, Inc. certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Commonwealth of Pennsylvania on April 11, 2013.

RTI REMMELE MEDICAL, INC.

By:	/s/ James L. McCarley
Name:	James L. McCarley
Title:	President

Each of the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to sign and execute for me and on my behalf, any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either one of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments), whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on this 11th day of April, 2013.

Signature		Title

* Dawne S. Hickton		Director

/s/ James L. McCarley James L. McCarley		Director and President (principal executive officer)

/s/ Chad Whalen Chad Whalen		Director

/s/ William T. Hull William T. Hull		principal financial and principal accounting officer

*By:	/s/ Chad Whalen
Chad Whalen Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, RTI Remmele Engineering, Inc. certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Commonwealth of Pennsylvania on April 11, 2013.

RTI REMMELE ENGINEERING, INC.

By:	/s/ James L. McCarley
Name:	James L. McCarley
Title:	President

Each of the undersigned does hereby make, constitute and appoint, Dawne S. Hickton, William T. Hull, or Chad Whalen, my true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to sign and execute for me and on my behalf, any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either one of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments), whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on this 11th day of April, 2013.

Signature		Title

* Dawne S. Hickton		Director

/s/ James L. McCarley James L. McCarley		Director and President (principal executive officer)

/s/ Chad Whalen Chad Whalen		Director

/s/ William T. Hull William T. Hull		principal financial and principal accounting officer

*By:	/s/ Chad Whalen Chad Whalen Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

1.1	Form of Underwriting Agreement *

2.1	Amended and Restated Reorganization Agreement, incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-1 No. 33-30667 Amendment No. 1.

2.2	Stock Purchase Agreement by and among Aeromet International PLC, Aeromet Advanced Forming Limited and RTI Europe Limited, dated as of October 17, 2011, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K for the event dated October 17, 2011.

2.3	Stock Purchase Agreement by and among RTI International Metals, Inc., REI Delaware Holding, Inc., and REI Delaware Holding, LLC, dated as of January 9, 2012, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K for the event dated January 9, 2012.

2.4	Amendment No. 1 to Stock Purchase Agreement, dated February 13, 2012, by and among RTI International Metals, Inc., REI Delaware Holding, LLC, and REI Delaware Holding, Inc., incorporated by reference to Exhibit 2.4 to the Company’s Annual Report on form 10-K for the year ended December 31, 2011.

4.1	Form of Senior Debt Indenture by and among RTI International Metals, Inc. and The Bank of New York Mellon Trust Company, N.A., Trustee, incorporated by reference to Exhibit 4.8 to the Company’s Form S-3ASR No. 333-171034, filed December 8, 2010.

4.2	Form of Subordinated Indenture by and among RTI International Metals, Inc. and The Bank of New York Mellon Trust Company, N.A., Trustee, incorporated by reference to Exhibit 4.9 to the Company’s Form S-3ASR No. 333-171034, filed December 8, 2010.

4.3	Indenture, dated December 14, 2010 by and between RTI International Metals, Inc. and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K for the event dated December 14, 2010.

4.4	First Supplemental Indenture, dated December 14, 2010 by and between RTI International Metals, Inc., the Subsidiary Guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K for the event dated December 14, 2010.

4.5	Form of 3.000% Convertible Senior Notes due 2015, incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K for the event dated December 14, 2010.

4.6	Second Amended and Restated Credit Agreement dated May 23, 2012, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K for the event dated May 23, 2012.

4.7	Second Supplemental Indenture, dated May 30, 2012 by and between RTI International Metals, Inc., REI Medical, Inc., Remmele Engineering, Inc. and the Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.1 to the Company’s Quarterly Report on form 10-Q for the quarter ended June 30, 2012.

5.1	Opinion and Consent of Buchanan Ingersoll & Rooney, PC.**

5.2	Opinion and Consent of Buchanan Ingersoll & Rooney, PC regarding the Guarantees of Debt Securities.***

12.1	Statement Re: Computation of Ratio of Earnings to Fixed Charges, incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

23.1	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.***

23.2	Consent of Buchanan Ingersoll & Rooney (included in Exhibit 5.1 and 5.2).

24.1	Powers of Attorney (included on signature page to the Registration Statement).

25.1	Statement of Eligibility of Trustee.**

*	To be filed, if necessary, by amendment to the Registration Statement or as an exhibit to a document filed by the registrant and incorporated herein by reference.
**	Incorporated by reference to the same numbered exhibit to the Registration Statement on Form S-3 (333-171034) filed by the Registrant with the SEC on December 7, 2010.
***	Filed herewith.